SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                               September 19, 2002
                Date of Report (Date of earliest event reported)



                               ConAgra Foods, Inc.
             (Exact name of registrant as specified in its charter)


    Delaware                       1-7275                    47-0248710
(State or other                 (Commission                (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)


One ConAgra Drive, Omaha, Nebraska                            68102-5001
(Address of principal executive offices)                      (Zip Code)



               Registrant's telephone number, including area code
                                 (402) 595-4000


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Item 5.  Other Events.

         ConAgra Foods, Inc. announced the consummation of a transaction on September 19, 2002 whereby it transferred its fresh beef and pork processing businesses to a new venture, 54% owned by an investor group led by Hicks, Muse, Tate & Furst, Inc. and 46% owned by ConAgra Foods. The press release announcing the closing of the transaction is attached as an exhibit.

Item 7(c).  Exhibits.

99.1     Press release dated September 19, 2002.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CONAGRA FOODS, INC.


Date:  September 19, 2002              By:  /s/ James P. O'Donnell
                                           -------------------------------
                                           Name:    James P. O'Donnell
                                           Title:   Executive Vice President,
                                                    Chief Financial Officer and
                                                    Corporate Secretary



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                                  EXHIBIT INDEX


Exhibit      Description                                                  Page

99.1     Press release dated September 19, 2002............................